UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2015
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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2015, First NBC Bank Holding Company (“First NBC”), the holding company for First NBC Bank, entered into an Exchange Agreement with Castle Creek Capital Partners IV, LP (“Castle Creek”) providing for the exchange of 364,983 shares of Series C preferred stock of First NBC for an equivalent number of shares of voting common stock of First NBC. The Exchange Agreement contained customary representations, warranties and covenants made by First NBC, on the one hand, and Castle Creek, on the other hand.
The Series C preferred stock was originally issued to Castle Creek in a private placement transaction that was completed on June 29, 2011 and was issued to enable the equity ownership of Castle Creek to comply with applicable banking laws and regulations. The voting common stock issued upon exchange of Series C preferred stock was offered and exchanged in reliance on exemptions from registration provided by Sections 3(a)(9) and 18(b)(4) of the Securities Act of 1933, as amended.
The form of the Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Exchange Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the form of the Exchange Agreement.
Item 3.02. Unregistered Sales of Equity Securities.

On June 22, 2015, First NBC issued to Castle Creek 364,983 shares of its voting common stock in exchange for an equivalent number of shares of Series C preferred stock held of record by Castle Creek in a transaction exempt from registration under Sections 3(a)(9) and 18(b)(4) of the Securities Act of 1933, as amended. First NBC received no cash proceeds as a result of the exchange.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the exchange contemplated by the Exchange Agreement, no shares of Series C preferred stock were issued and outstanding. As a result, and in accordance with the Louisiana Business Corporation Act, First NBC amended and restated its articles of incorporation, effective June 24, 2015, for the sole purpose of eliminating the series of preferred stock designated “Series C Convertible Perpetual Preferred Stock.” A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amended and Restated Articles of Incorporation is a summary, does not purport to be complete and is qualified in its entirety by reference to the form of the Restated Articles of Incorporation.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation, filed June 24, 2015
10.1	Exchange Agreement, dated June 22, 2015, by and between First NBC Bank Holding Company and Castle Creek Capital Partners IV, LP

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: June 24, 2015

FIRST NBC BANK HOLDING COMPANY
By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr.
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation, filed June 24, 2015
10.1	Exchange Agreement, dated June 22, 2015, by and between First NBC Bank Holding Company and Castle Creek Capital Partners IV, LP